EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form  S-8 (No.  333-68801,  No.  333-62767,  No.  333-85556,  No.
333-07409, No. 333-13887 and No. 333-62767) and in the Registration Statements on Form S-3 (no. 333-63991, No. 333-11391, No. 333-23317 and No. 333-63891) of
Oryx Technology Corp. of our report dated April 28, 2000 relating to the financial statements, which appears in this Form 10-KSB.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
San Jose, California

May 26, 2000